                                                                   EXHIBIT 10.28
















                        SERVICE CORPORATION INTERNATIONAL

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                               FOR SENIOR OFFICERS

                       (AS AMENDED AND RESTATED EFFECTIVE
                             AS OF JANUARY 1, 1998)

                               SERVICE CORPORATION INTERNATIONAL

                             SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                      FOR SENIOR OFFICERS


                                       TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

ARTICLE I. - DEFINITIONS..........................................................................................1
   Accrued Benefit................................................................................................1
   Actuarial Equivalent or Actuarially Equivalent.................................................................1
   Beneficiary....................................................................................................1
   Board of Directors.............................................................................................1
   Cause .........................................................................................................2
   Change of Control..............................................................................................2
   Code ..........................................................................................................5
   Company .......................................................................................................5
   Committee......................................................................................................5
   Credited Service...............................................................................................5
   Employee.......................................................................................................5
   Participant....................................................................................................5
   Person ........................................................................................................6
   Plan ..........................................................................................................6
   Plan Year......................................................................................................6
   Prior Plan.....................................................................................................6
   Retirement.....................................................................................................6
   Retirement Benefit.............................................................................................6
   Retirement Date................................................................................................6
   SCI Cash Balance Plan..........................................................................................6
   Securities Act.................................................................................................7
   Spouse ........................................................................................................7
   Standard Form..................................................................................................7
   Stock .........................................................................................................7
   Subsidiary.....................................................................................................7
   Voting Securities..............................................................................................7

ARTICLE II. - ELIGIBILITY.........................................................................................8

ARTICLE III. - RETIREMENT BENEFIT.................................................................................9
   3.1.    Retirement Benefit.....................................................................................9
             (a)    Amount of Retirement Benefit..................................................................9
             (b)    Post-1991 Cost-of-Living Increases for Certain Participants...................................9
             (c)    Post-1993 Cost-of-Living Increases for Certain Participants..................................10

   3.2.    Form and Time of Payment..............................................................................10
             (a)    Standard Form:  180-Month Certain Annuity....................................................10
             (b)    Lump Sum Payment.............................................................................11
             (c)    In-Service Commencement of Standard Form of Benefit..........................................12
             (d)    Lump Sum Payment After Commencement..........................................................13

ARTICLE IV. - BENEFITS IN THE EVENT OF A CHANGE OF CONTROL.......................................................15

ARTICLE V. - DEATH BENEFIT.......................................................................................16
   5.1.    Benefits in the Event of Participant's Death..........................................................16
   5.2.    Beneficiary Designation...............................................................................17

ARTICLE VI. - PROVISIONS RELATING TO ALL BENEFITS................................................................18
   6.1.    Effect of This Article................................................................................18
   6.2.    Benefits Upon Re-employment...........................................................................18
   6.3.    Forfeiture For Cause..................................................................................18
   6.4.    Claims Procedure......................................................................................21
   6.5.    Provisions Applicable To a Participant................................................................22

ARTICLE VII. - ADMINISTRATION....................................................................................23
   7.1.    Committee Appointment.................................................................................23
   7.2.    Committee Organization and Voting.....................................................................23
   7.3.    Powers of the Committee...............................................................................23
   7.4.    Committee Discretion..................................................................................24
   7.5.    Reimbursement of Expenses and Indemnification.........................................................25

ARTICLE VIII. - AMENDMENT AND/OR TERMINATION.....................................................................26
   8.1.    Amendment or Termination of the Plan..................................................................26
   8.2.    No Retroactive Effect on Accrued Benefits.............................................................26

ARTICLE IX. - FUNDING............................................................................................27
   9.1.    Payments Under This Plan are the Obligation of the Company............................................27
   9.2.    Plan May Be Funded Through a Rabbi Trust..............................................................27
   9.3.    Participants Must Rely Only on General Credit of the Company..........................................27

ARTICLE X. - MISCELLANEOUS.......................................................................................29
   10.1.   Responsibility for Distributions and Withholding of Taxes.............................................29
   10.2.   Limitation of Rights..................................................................................29
   10.3.   Distributions to Incompetents or Minors...............................................................29
   10.4.   Nonalienation of Benefits.............................................................................30
   10.5.   Reliance Upon Information.............................................................................30
   10.6.   Severability..........................................................................................31
   10.7.   Survival of Terms.....................................................................................31
   10.8.   Notice................................................................................................31
   10.9.   Gender and Number.....................................................................................31
   10.10.  Governing Law.........................................................................................31



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                        SERVICE CORPORATION INTERNATIONAL

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                               FOR SENIOR OFFICERS


         WHEREAS, Service Corporation International has established an unfunded deferred compensation plan for certain management personnel so as to retain their loyalty and to offer a further incentive to them to maintain and increase their standard of performance, which plan is entitled the Service Corporation International Supplemental Executive Retirement Plan for Senior Officers (the "Prior Plan"); and

         WHEREAS, in Section 8.1 of the Prior Plan, Service Corporation International reserved the right to amend the plan from time to time; and

         WHEREAS, it has been determined that the Prior Plan should be completely amended, restated and continued in the form of this Plan ("Plan") without a gap or lapse in coverage, time, or effect, in order to reflect certain amendments to the Plan.

         NOW, THEREFORE, Service Corporation International hereby amends, restates and continues the Prior Plan in the form of this Plan, without a gap or lapse in coverage, time, or effect, the terms of which Plan are as follows:

                                           ARTICLE I.

                                          DEFINITIONS

         "ACCRUED BENEFIT" means, as of any given time, the amount of unpaid Retirement Benefit (if any) under this Plan that a Participant has accrued as of such time under applicable provisions of the Plan (whether payable at such time or only at a future date).

         "ACTUARIAL EQUIVALENT" or "ACTUARIALLY EQUIVALENT" means equality in value of the aggregate amounts expected to be received at different times or in a different form of payment, [a time, or in a form, other than the Standard Form] determined by the use of the same interest rate (and mortality assumptions, if applicable) as are being used, as of January 1 of the calendar year immediately preceding the calendar year in which such benefits are paid or commenced, under the definition of "Actuarial Equivalent" under the SCI Cash Balance Plan; provided, however, that, except as otherwise provided in Article III with respect to Participants to which a Prior Plan benefit formula is still applicable, in no event will the Actuarially Equivalent value of any Accrued Benefit provided by the Plan be actuarially increased by reason of a Participant's Retirement Date occurring after his attainment of age 60. If there is no SCI Cash Balance Plan or successor qualified defined benefit plan, then the actuarial factors to be used will be those actuarial factors as are selected by the actuarial firm that last serviced the SCI Cash Balance Plan prior to its termination or merger, as being then appropriate had the SCI Cash Balance Plan remained in existence at its last level of benefits and with its last participant census.

         "BENEFICIARY" means a person or entity designated by the Participant under the terms of this Plan to receive any amounts distributable under the Plan upon the death of the Participant.

         "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         "CAUSE" means the reason or reasons for which the Company terminates a Participant's employment as such reasons are described in, and as the quoted term is defined in, the latest employment agreement entered into by and between the Company and each Participant, and such definition of "Cause" is incorporated by reference into this Plan.

         "CHANGE OF CONTROL" means an event listed in subparagraph (a), (b), (c) or (d) below.

                  (a) The acquisition by a Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Act) of 20 percent or more of either (1) the then outstanding shares of Stock or (2) the combined voting power of the then outstanding Voting Securities.

                  However, the following acquisitions will not constitute a Change of Control: (1) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by any corporation controlled by the Company or (3) any acquisition by a corporation pursuant to a reorganization, merger or consolidation, if, following the reorganization, merger or consolidation, the conditions described in clauses (1), (2) and (3) of subsection (c) of this definition are satisfied.

                  (b) Individuals who, as of January 1, 1992, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors.

                  However, any individual becoming a director subsequent to January 1, 1992, whose election, or nomination for election by the shareholders of the Company, was approved by (1) a vote of at least a majority of the directors then constituting the Incumbent Board, or (2) a vote of at least a majority of the directors then composing the



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         Executive Committee of the Board of Directors at a time when that committee was composed of at least five members and all members of the committee were either members of the Incumbent Board or considered as being members of the Incumbent Board under clause (1) of this subsection (b), will be considered as though that individual were a member of the Incumbent Board, but excluding, for this purpose, any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as those terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities
         Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors.

                  (c) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, immediately following the reorganization, merger or consolidation: (1) more than 60 percent of, respectively, the then outstanding shares of common stock of the corporation resulting from that reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of the corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Stock and outstanding Voting Securities immediately prior to the reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to the reorganization, merger or consolidation, of the outstanding Stock and outstanding Voting Securities, as the case may be, (2) no Person (excluding any employee benefit plan or related trust) of the corporation resulting from the reorganization, merger or consolidation and any Person beneficially owning, immediately prior to the reorganization, merger or consolidation, directly or indirectly, 20 percent or more of the outstanding Stock or outstanding Voting Securities, as the case may be, beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from the reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of the corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of the corporation resulting from the reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for the reorganization, merger or consolidation.

                  (d) Approval by the shareholders of the Company of: (1) a complete liquidation or dissolution of the Company or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, immediately following the sale or other disposition: (x) more than 60 percent of, respectively, the then outstanding shares of common stock of the corporation and the combined voting power of the then outstanding voting securities of the corporation entitled to vote generally in the election of directors, is then beneficially owned directly or indirectly by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Stock and outstanding Voting Securities immediately prior to that sale or other disposition in substantially the same proportion as their ownership, immediately prior to the sale or other disposition, of the outstanding Stock and outstanding Voting Securities, as the case may be, (y) no Person (excluding any employee benefit plan or related trust) of the corporation and any Person


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

         beneficially owning, immediately prior to the sale or other disposition, directly or indirectly, 20 percent or more of the outstanding Stock or outstanding Voting Securities, as the case may be, beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the corporation and the combined voting power of the then outstanding voting securities of the corporation entitled to vote generally in the election of directors and (z) at least a majority of the members of the board of directors of the corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for that sale or other disposition of assets of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and applicable regulations or other guidance issued thereunder by the Internal Revenue Service or other division of the U.S. Department of Treasury.

         "COMPANY" means Service Corporation International.

         "COMMITTEE" means the persons who are from time to time serving as members of the committee administering this Plan.

         "CREDITED SERVICE" means service with the Company and its Subsidiaries for which the Participant is awarded credited service under the SCI Cash Balance Plan for benefit accrual purposes.

         "EMPLOYEE" means a full time common law employee of the Company who receives salary remuneration from the Company.

         "PARTICIPANT" means: (a) an Employee or former Employee of the Company who is participating in the Plan; and (b) an Employee or a former Employee of the Company whose vested Accrued Benefit has not been completely distributed; provided, however, that a person described in clause (b) will be considered to be a Participant of the Plan as of any given date only to the extent of the portion of his vested Accrued Benefit that has not been distributed as of such date.

         "PERSON" means any individual, entity or group within the meaning of
Section 13(d)(3) or 14(d)(2) of the Securities Act, excluding the Company and any employee benefit plan or related trust maintained by the Company.

         "PLAN" means the Service Corporation International Supplemental Executive Retirement Plan For Senior Officers set forth in this document, as amended from time to time.

         "PLAN YEAR" means a one year period that coincides with the fiscal year of the Company.

         "PRIOR PLAN" means the Service Corporation International Supplemental Executive Retirement Plan for Senior Officers as in effect prior to its amendment, restatement and continuation under the form of this Plan, and/or its predecessors, the Service Corporation International Supplemental Executive Retirement Plan established by the Company effective as of June 6, 1988 and any amended and restated Plan documents adopted after such date and before January 1, 1998.

         "RETIREMENT" means the Participant's separation from service with the Company.

         "RETIREMENT BENEFIT" means the Accrued Benefit (if any) payable to a qualifying Participant at his Retirement Date, as such amount is described in
Section 3.1 and paid under Section 3.2 (subject to any other applicable provisions of the Plan).

         "RETIREMENT DATE" means the later of the date on which the Participant attains age 55 or the date on which he separates from service with the Company.

         "SCI CASH BALANCE PLAN" means the SCI Cash Balance Plan, a defined benefit plan qualified under Section 401(a) of the Code, as such plan is amended from time to time.



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

         "SECURITIES ACT" means the Securities Exchange Act of 1934, as amended from time to time.

         "SPOUSE" means the person to whom the Participant is married in a marriage that is valid under applicable state law.

         "STANDARD FORM" means a 180-month term certain annuity that provides for monthly annuity payments to the Participant until the earlier of the date on which the 180th monthly payment is made to the Participant or the date of the Participant's death, which Standard Form will be the form in which the vested Accrued Benefit will be payable to a Participant whose Retirement Benefit is not payable as a lump sum payment under Section 3.2.

         "STOCK" means the common stock of the Company.

         "SUBSIDIARY" means any subsidiary of the Company that is in the Company's controlled group of corporations as defined in Section 1563(a) of the Code.

         "VOTING SECURITIES" means any security of the Company that ordinarily possesses the power to vote in the election of the Board of Directors without the happening of any precondition or contingency.

                                   ARTICLE II.

                                   ELIGIBILITY

         Those Employees who are selected by the Committee will be eligible to participate in the Plan. The Committee will select those Employees who it believes are in a select group of officers of the Company in a position to contribute materially to the continued growth and financial success of the Company. The Committee will notify, in writing, each Employee selected as a Participant. In addition, each selected Employee will be given the opportunity to enter into an individual written agreement with the Company, which agreement will constitute a part of this Plan and will set forth the amount of Retirement Benefit that will be provided to such Employee as a Participant hereunder (subject to other applicable Plan provisions).

                                  ARTICLE III.

                               RETIREMENT BENEFIT

         3.1. RETIREMENT BENEFIT. Subject to Section 6.3 and other applicable provisions of the Plan, Retirement Benefits provided under the Plan will be determined and paid in accordance with the following provisions.

                  (a) Amount of Retirement Benefit. The monthly amount of Retirement Benefit that is provided hereunder to any Participant will be such amount as is determined by the Committee in its sole discretion. Such amount will be set forth in an individual participation agreement entered into, in writing, by and between the Company and each Participant hereunder. Such written agreement will include a provision that the Retirement Benefit provided by this amended and restated Plan are provided in lieu of, and not in addition to, the benefits provided by any Prior Plan. However, in no event will the Actuarially Equivalent value of the monthly Retirement Benefit provided under this Plan be less than the Actuarially Equivalent value of the greater of: (i) the monthly benefits to which a Participant was entitled as of December 31, 1993 under the Prior Plan as in effect on such date, or (ii) with respect to any Participant whose Retirement Benefit under the Plan is determined under a benefit schedule prescribed by a Prior Plan, the monthly amount of Retirement to which such a Participant is entitled under such benefit schedule.

                  (b) Post-1991 Cost-of-Living Increases for Certain Participants. In addition to the Retirement Benefit described in subsection (a) immediately above, certain Participants who are selected by the Committee in its sole discretion will accrue, as of the last day of 1992 and as of the last day of 1993, cost-of-living increases in such

         Retirement Benefit. For each such calendar year the increase in a selected Participant's monthly Retirement Benefit will be an amount equal to: (i) such Participant's monthly Retirement Benefit as of his Retirement Date, his date of death, or the date of Change of Control, whichever event triggered the commencement of the Retirement Benefit to the Participant, times (ii) the percentage of increase in the "Consumer Price Index" (as defined herein) for the twelve-month period ending on the last day of such calendar year (but in no event more than seven percent (7 percent)). For purposes of this Section 3.1(b), the "Consumer Price Index" will mean the CPI - All Urban Consumers, U.S. City Average, All Items - Series A (1982 - 1984 = 100). The Committee will advise selected Participants, in writing, of their selection for any cost-of-living increase granted under this Section 3.1(b).

                  (c) Post-1993 Cost-of-Living Increases for Certain Participants. In addition to the Retirement Benefit described in subsection (a) above, certain Participants in the Plan who are selected by the Committee in its sole discretion will accrue, as of the last day of 1994 and of each succeeding calendar year, cost-of-living increases in such Retirement Benefit. The amount of such cost-of-living increases will be determined under the method described in subsection (b) immediately above. The Committee will advise selected Participants, in writing, of their selection for any cost-of-living increase granted under this Section 3.1(c).

         3.2. FORM AND TIME OF PAYMENT. Subject to Section 6.3, the Retirement Benefit payable hereunder will be paid as follows:

                  (a) Standard Form: 180-Month Certain Annuity. A Participant who is entitled to a Retirement Benefit hereunder will receive his entire Retirement Benefit in the Standard Form except to the extent that his Retirement Benefit is payable in the form of a lump sum payment pursuant to succeeding provisions of this Section 3.2, Article IV, or any other Plan provision. Payments of the Standard Form of benefit will commence as of the first day of the month coincident with or next following the Participant's Retirement Date unless he had properly elected in-service commencement of such benefit pursuant to Section 3.2(c) below.

                  (b) Lump Sum Payment.

                           (1) Participants May Request. A Participant may
                  request, in the form and manner prescribed by the Committee, payment of his entire Retirement Benefit in a single lump sum payment that is made as of his Retirement Date; provided that:
                  (i) the Participant provides his written request to the Committee not less than twelve (12) calendar months before his Retirement Date; and (ii) the Committee, in its sole discretion, accepts the Participant's request. The Committee may, in its sole discretion, accept such request in total, accept such request in part and reject it in part, or reject such request in total.

                           To the extent that a lump sum payment request is
                  accepted by the Committee, the lump sum payment made under this Section 3.2(b)(1) will be the Actuarial Equivalent, determined as of the requesting Participant's Retirement Date, of such Participant's entire Retirement Benefit or, if applicable, the part thereof with respect to which the Committee accepted the Participant's lump sum request.

                           Within such time as it considers reasonable under the
                  circumstances, the Committee will notify, in writing, a Participant who has requested a lump sum payment of the extent to which it has accepted such request. The opportunity to request a lump sum payment under this
                  Section 3.2(b)(1) will be available only once to any Participant and, once such a request is made, it will be irrevocable by such Participant.

(2)            (2)Committee May Initiate. Regardless of whether a Participant requests a single lump sum payment of his entire Retirement Benefit pursuant to paragraph (1) of this Section 3.2(b), the Committee may, in its sole discretion, determine that any Participant who terminates employment with the Company for any reason (except a Participant who is discharged by the Company for Cause) will receive, as soon as administratively feasible after such termination, a single lump sum payment of the Actuarially Equivalent value (determined as of such Participant's termination date) of his unpaid vested Retirement Benefit.

                           Within such time as it considers appropriate under
                  the circumstances, the Committee will notify a Participant whose Retirement Benefit is to be paid pursuant to this paragraph (2) of Section 3.2(b).

                  (c) In-Service Commencement of Standard Form of Benefit. If a Participant is both at least age 54 and an active Employee of the Company, he may elect to commence receipt of his Retirement Benefit in the Standard Form as of the first day of the month following the later of: (i) the date he attains age 55 or (ii) the subsequent date he specifies that is prior to his Retirement Date; provided that such Participant's written election of such form of payment is received by the Committee not less than 12 calendar months before the applicable commencement date.

                  If the payment of a Participant's Retirement Benefit annuity described in this Section 3.2(c) commences before he attains the age of 60, the monthly amount of annuity that would otherwise commence at his age 60 will be discounted to the Actuarially Equivalent value of such annuity as of its actual commencement date.

                  The monthly amount of any in-service annuity commenced pursuant to this Section 3.2(c) will not be increased after its payment commencement date by reason of any subsequent increase in the Participant's years of Credited Service, compensation, by the deemed accrual of interest, or for any other reason; provided, however, that the Committee in its sole discretion may provide for cost-of-living increases in the amount of such annuity.

                  The opportunity to elect in-service commencement under this
         Section 3.2(c) will be available only once to any Participant and, once such an election is made, it may not be revoked by the Participant except to the extent that such Participant requests, and the Committee approves, a lump sum payment under Section 3.2(d) below.

                  (d) Lump Sum Payment After Commencement. A Participant who has commenced receipt, while an active Employee of the Company, of an annuity under Sections 3.2(c) or 3.2(d) of the Prior Plan (as in effect on December 31, 1994) or Section 3.2(c) of the Plan, may request to receive, as of his Retirement Date, a lump sum payment of the Actuarially Equivalent value, determined as of the date that is 12 calendar months prior to his Retirement Date, of all remaining monthly annuity payments payable to him; provided that such Participant's written request for such lump sum payment is received by the Committee not less than 12 calendar months prior to his Retirement Date. The

         Committee may, in its sole discretion, accept such request in total, accept such request in part and reject it in part, or reject such request in total.

                  Within such time as it considers reasonable under the circumstances, the Committee will notify, in writing, a Participant who has requested such a lump sum payment of the extent to which it has accepted such request. The opportunity to request, under this Section 3.2(d), a lump sum payment after commencement of an annuity under the Plan will be available only once to any Participant and, once such a request is made, it may not be revoked by such Participant.

                                   ARTICLE IV.

                  BENEFITS IN THE EVENT OF A CHANGE OF CONTROL

         Notwithstanding any other provision of this Plan, within five days after the date of any Change of Control of the Company, the Company will pay a lump sum cash payment to each Participant (or to his Beneficiary, if the Participant has died). Except as provided below, the amount of such lump sum payment will be the Actuarially Equivalent value, determined as of the Change of Control date, of any unpaid portion of such Participant's Accrued Benefit; provided, however, that in the case of a Participant who, on the Change of Control date, is an active Employee and has not commenced receipt of his Retirement Benefit, his lump sum payment under this article will be based upon (instead of his actual Accrued Benefit at such time) the Accrued Benefit to which he would have become entitled if he had continued to earn Credited Service from the Change of Control date to his attainment of age 65.

                                   ARTICLE V.

                                  DEATH BENEFIT

         5.1. BENEFITS IN THE EVENT OF PARTICIPANT'S DEATH. If a Participant dies after his commencement of annuity benefits from this Plan and before receiving 180 monthly annuity payments, his Beneficiary will receive, as soon as administratively practical after such Participant's death, a lump sum cash payment of the Actuarially Equivalent value, determined as of the date of the Participant's death and on the basis of such Participant's age at his date of death, of whichever of the following amounts is applicable to the Participant:

                  (a) In the case of a Participant who was receiving the Standard Form of benefit, such Participant's remaining Accrued Benefit as of his date of death; provided, however, that if the Participant was an active Employee on the date of his death, instead of such Participant's actual Accrued Benefit, the Beneficiary's death benefit will, if greater, be based upon the Accrued Benefit to which the Participant would have been entitled if he had continued to earn Credited Service from the date of his death to the date on which he would have attained the age of 60.

                  (b) In the case of a Participant who was receiving the in-service annuity described in Section 3.2(c) of the Prior Plan (as in effect on December 31, 1994), the Participant's Accrued Benefit as of December 31, 1994, less any payments received prior to his death; and

                  (c) In the case of a Participant who had elected the in-service annuity described in Section 3.2(c) above, the Participant's Accrued Benefit determined as of December 31 of the year in which he signed the written election form by which he elected such form of benefit, less any payments already received prior to his death.

         5.2. BENEFICIARY DESIGNATION. Each Participant upon entering the Plan will file with the Committee a designation of one or more Beneficiaries to whom the death benefit provided by this Article V will be paid in the event of the Participant's death. The designation will be effective upon receipt by the Committee of a properly executed form that the Committee has approved for that purpose. The Participant may from time to time revoke or change any designation of Beneficiary by filing another approved Beneficiary designation form with the Committee. If there is no valid designation of Beneficiary on file with the Committee at the time of the Participant's death or if all of the Beneficiaries designated in the last Beneficiary designation have predeceased the Participant (or, in the case of one or more trusts, have ceased to exist), the Beneficiary will be the Participant's Spouse if the Spouse survives the Participant; or otherwise the Participant's estate. If any Beneficiary survives the Participant but dies (or, in the case of a trust, ceases to exist) before receiving the lump sum death benefit due under this Article V (or such Beneficiary's portion of such lump sum payment, if more than one Beneficiary was designated by the Participant), the payment that would have been paid to that Beneficiary will, unless the Participant's designation provides otherwise, be distributed to the deceased individual Beneficiary's estate, or to the Participant's estate in the case of a Beneficiary that is not an individual.

                                   ARTICLE VI.

                       PROVISIONS RELATING TO ALL BENEFITS

         6.1. EFFECT OF THIS ARTICLE. The provisions of this Article will control over all other provisions of this Plan.

         6.2. BENEFITS UPON RE-EMPLOYMENT. If a former Employee is a Participant who is receiving the Standard Form of benefit under this Plan at the time he is reemployed by the Company, the payment of such benefits hereunder will continue during his period of reemployment and the monthly amount of such Participant's benefit will not be changed as a result of his reemployment. Such Employee will continue to be considered as a Participant with respect to any undistributed portion of his Accrued Benefit under the Plan that is attributable to his prior period of employment, but he will not be eligible to recommence active participation in the Plan unless and until he is again selected as a Participant and notified by the Committee, pursuant to Article II, in connection with his reemployment as an Employee of the Company.

         6.3. FORFEITURE FOR CAUSE.

                  (a) General Rule. If the Committee in its sole discretion finds, after full consideration of the facts presented on behalf of both the Company and the Participant, that the Participant was discharged by the Company for Cause, such Participant's entire Accrued Benefit will be forfeited and neither such Participant nor his Beneficiary will have any further claim to benefits under this Plan.

                  The decision of the Committee as to whether a Participant was discharged for Cause will be final. No decision of the Committee will affect in any manner the finality of the discharge of the Participant by the Company.

                  Notwithstanding the immediately preceding paragraph, the forfeiture created by this Section 6.3(a) will not apply to a Participant who is or was discharged for Cause during the Plan Year in which a Change of Control occurs, or during the next three succeeding Plan Years following the Plan Year in which a Change of Control occurs, unless an arbitrator selected to review the Committee's findings agrees with the Committee's determination to apply the forfeiture. The arbitrator will be selected by permitting the Company and the Participant each to strike one name from a panel of three names obtained from the American Arbitration Association. The person whose name is remaining will be the arbitrator.

                  (b) Special Rule. Notwithstanding any provision of this Plan to the contrary except the succeeding provisions of this subsection
         (b), in the event that, at any time within the first ten calendar years after a Participant (including for purposes of this subsection, a former Employee-Participant) terminates employment with the Company, he becomes an employee, director, partner, member, advisor, agent or consultant of any business entity that is in competition with the Company or any of its Subsidiaries or affiliates, such Participant's entire Accrued Benefit attributable to his participation in the Plan after December 31, 1996 will be immediately forfeited, and neither such Participant nor any Beneficiary will have any claim to benefits that accrued on or after January 1, 1997 under this Plan (the "Noncompete Rule"). After full consideration of the facts presented on behalf of both the Company and the Participant, the decision of the Committee as to whether a Participant has violated the Noncompete Rule will be final.

                  In the event that a Participant violates the Noncompete Rule after having received all or part of his Accrued Benefit that is subject to forfeiture under that rule, such

         Participant will be required, and by agreeing to participate in this Plan each Participant specifically agrees, to repay to the Company the full amount of any Accrued Benefit he has received, plus interest from the date of the violation of the Noncompete Rule as determined by the Committee; and to make such repayment at the time or times and in the manner determined by the Committee. The interest rate will be the weekly quoted one-year Treasury bill rate at the last weekly auction held immediately before the Committee's determination that such Participant has violated the Noncompete Rule, plus one percent (1 percent).

                  By agreeing to participate in this Plan each Participant further consents to the Company's deduction from any amounts the Company or any of its Subsidiaries or affiliates owes to such Participant from time to time (including amounts owed to such Participant as wages or other compensation, fringe benefits, or other amounts owed to such Participant by the Company) to the extent of the amount such Participant owes the Company under this subsection (b). Whether or not the Company elects to make any such deductions, in whole or in part, under this subsection (b), if the Company does not recover the full amount owed to it by such Participant, calculated as set forth above, such Participant agrees to pay the unpaid balance to the Company upon demand. Such Participant may be released from this obligation to repay the Company only if the Committee, in its sole discretion, determines that his action is not detrimental to the best interests of the Company or any of its Subsidiaries of affiliates.

                  The provisions of this subsection (b) will not be held invalid or unenforceable because of the specified period of time within which such provisions are operative, but the maximum period of time during which such provisions are operative is subject to determination by a final judgment of any court that has jurisdiction over the parties and subject matter.

         6.4. CLAIMS PROCEDURE. When a benefit is due, the Member or Beneficiary, as applicable (the "claimant") should submit his claim to the person or office designated by the Committee to receive claims. Under normal circumstances, a final decision will be made as to a claim within 90 days after receipt of the claim. If the Committee notifies the claimant in writing during the initial 90 day period, it may extend the claims period up to 180 days after the initial receipt of the claim. The written notice must describe the circumstances necessitating the extension and the anticipated date for the final decision. If a claim is denied during the claims period, the Committee must notify the claimant in writing. The notification must include the specific reasons for the denial, the Plan provisions upon which the denial is based, and the claims review procedure. If no action is taken during the claims period, the claim is treated as if it were denied on the last day of the claims period.

         If a claimant's claim is denied and he wants a review of such denial, he must apply to the Committee in writing. That application may include any comment or argument the claimant wants to make. The claimant may either represent himself or appoint a representative, either of whom has the right to inspect all documents pertaining to the claim and its denial. The Committee may schedule any meeting with the claimant or his representative that it finds necessary or appropriate to complete its review.

         The request for review must be filed within 90 days after the claim denial. If it is not, the denial becomes final. If a timely request for review is made, the Committee must make its decision, under normal circumstances, within 60 days after the receipt of the request for review. However, if the Committee notifies the claimant prior to the expiration of the initial 60 day review period, it may extend the period of review up to 120 days following the initial receipt of the request for a review. All decisions of the Committee must be in writing and must include the specific reasons for its action and the Plan provisions on which its decision is based. If a decision is not given to the claimant within the review period, the claim is treated as if it were denied on the last day of the review period.

         6.5. PROVISIONS APPLICABLE TO A PARTICIPANT. The provisions of the Plan applicable to any Participant hereunder will be those provisions that are in effect on the date of the Participant's termination of employment with the Company unless a subsequent amendment of the Plan by its express terms (but subject to Section 3.1(a)) applies to Participants who have previously terminated employment with the Company.

                                  ARTICLE VII.

                                 ADMINISTRATION

         7.1. COMMITTEE APPOINTMENT. The Committee will be the compensation committee of the Company unless the Board of Directors appoints other individuals. Each Committee member will serve until his or her resignation or removal. The Board of Directors will have the sole discretion to remove any one or more Committee members and appoint one or more replacement or additional Committee members from time to time.

         7.2. COMMITTEE ORGANIZATION AND VOTING. The Committee will select from among its members a chairman who will preside at all of its meetings and will select a secretary without regard to whether that person is a member of the Committee. The secretary will keep all records, documents and data pertaining to the Committee's supervision and administration of this Plan. A majority of the members of the Committee will constitute a quorum for the transaction of business and the vote of a majority of the members present at any meeting will decide any question brought before the meeting. In addition, the Committee may decide any question by vote, taken without a meeting, of a majority of its members. A member of the Committee who is also a Participant will not vote or act on any matter relating solely to himself.

         7.3. POWERS OF THE COMMITTEE. The Committee will have the exclusive responsibility for the general administration of this Plan according to the terms and provisions of this Plan and will have all powers necessary to accomplish those purposes, including, but not by way of limitation, the complete discretionary right, power and authority:

                  (a) to make rules and regulations for the administration of this Plan;

                  (b) to select all Participants in this Plan (including the eligibility of any Participant to receive cost-of-living adjustments pursuant to Sections 3.1(b) and/or 3.1 (c));

                  (c) to determine the monthly amount of a Retirement Benefit, Accrued Benefit, death benefit or any other benefit to which a Participant (or Beneficiary) is entitled under the Plan;

                  (d) to construe all terms, provisions, conditions and limitations of this Plan;

                  (e) to correct any defect, supply any omission or reconcile any inconsistency that may appear in this Plan in the manner and to the extent it deems expedient to carry this Plan into effect for the greatest benefit of all parties at interest;

                  (f) to determine all controversies relating to the administration of this Plan, including but not limited to:

                           (1) differences of opinion arising between the
                  Company and a Participant except when the difference of opinion relates to the entitlement to, the amount of, or the method or timing of payment of, a benefit as a result of a Change of Control; and

                           (2) any question it deems advisable to determine in
                  order to promote the uniform administration of this Plan for the benefit of all parties at interest; and

                  (g) to delegate by written notice those clerical and recordation duties of the Committee, as it deems necessary or advisable for the proper and efficient administration of this Plan.

         7.4. COMMITTEE DISCRETION. The Committee in exercising any power or authority granted under this Plan or in making any determination under this Plan will perform or refrain from performing those acts using its sole discretion and judgment. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith will be final and binding on all parties. The Committee's decision will never be subject to de novo review. Notwithstanding the foregoing, the Committee's decisions in refraining to act or acting will be subject to judicial review for benefits resulting from a Change of Control.

         7.5. REIMBURSEMENT OF EXPENSES AND INDEMNIFICATION. The members of the Committee will serve without compensation for their services but will be reimbursed by the Company for all expenses properly and actually incurred in the performance of their duties under this Plan. The Company will indemnify the Committee members against, and hold the Committee members harmless from, any and all loss, damage, penalty, liability, cost and expense (including, without limitation, attorneys' fees and disbursements) that may be incurred by, imposed upon, or asserted against the Committee members by reason of any claim, regulatory proceeding, or litigation arising from any act done or omitted to be done by any member of the Committee with respect to the Plan, excepting only losses, claims, damages, liabilities, costs and expenses arising from the Committee member's bad faith or gross negligence. Each affected member of the Committee will promptly notify the Company of any claim, action or proceeding for which he may seek indemnification. The indemnification of Committee members provided for in this Section will survive the resignation or removal of the Committee member and the termination of the Plan.

                                  ARTICLE VIII.

                          AMENDMENT AND/OR TERMINATION

         8.1. AMENDMENT OR TERMINATION OF THE PLAN. Subject to Section 8.2, the Board of Directors may amend or terminate this Plan at any time by an instrument in writing.

         8.2. NO RETROACTIVE EFFECT ON ACCRUED BENEFITS. No amendment or termination of this Plan will affect the rights of any Participant to the Accrued Benefit provided in Article III previously accrued by the Participant, or to the death benefit provided to his Beneficiary in Article V, if the Participant completes the requirements for the benefit, and no amendment hereto will change, without his written consent, a Participant's rights under any provision relating to a Change of Control after a Change of Control has occurred.

                                   ARTICLE IX.

                                     FUNDING

         9.1. PAYMENTS UNDER THIS PLAN ARE THE OBLIGATION OF THE COMPANY. The Company will pay the benefits due to the Participants and Beneficiaries under this Plan.

         9.2. PLAN MAY BE FUNDED THROUGH A RABBI TRUST. It is specifically recognized by both the Company and the Participants that the Company may, but is not required to, contribute any amount it finds desirable to a trust established to accumulate assets sufficient to fund the obligations of the Company under this Plan. However, under all circumstances, the rights of the Participants to the assets held in the trust will be no greater than the rights expressed in this agreement. Nothing contained in the trust agreement that creates the funding trust will constitute a guarantee by the Company that assets of the Company transferred to the trust will be sufficient to pay any benefits under this Plan or would place the Participant in a secured position ahead of general creditors in the event that the Company become insolvent or bankrupt. Any trust agreement that is executed to fund the Company's obligations under this Plan must specifically set out these principles so it is clear in that trust agreement that the Participants in this Plan are only unsecured general creditors of the Company in relation to their benefits under this Plan.

         9.3. PARTICIPANTS MUST RELY ONLY ON GENERAL CREDIT OF THE COMPANY. It is also specifically recognized by both the Company and the Participants that this Plan is only a general corporate commitment and that each Participant must rely upon the general credit of the Company for the fulfillment of its obligations under this Plan. Under all circumstances the rights of Participants to any asset held by the Company will be no greater than the rights expressed in this Plan. Nothing contained in this Plan will constitute a guarantee by the Company that the assets of the Company will be sufficient to pay any benefits under this Plan or would place the

Participant in a secured position ahead of general unsecured creditors of the Company. Though the Company may establish or become a signatory to a rabbi trust, as indicated in Section 9.2, to accumulate assets to fulfill its obligations, the Plan and that trust will not create any lien, claim, encumbrance, right, title or other interest of any kind in any Participant in any asset held by the Company, contributed to the trust or otherwise designated to be used for payment of any of its obligations created in this Plan. No specific asset of the Company has been or will be set aside, or will in any way be transferred to the trust or will be pledged for the performance of the Company's obligations under this Plan in any way that would remove the asset from being subject to the creditors of the Company.

                                   ARTICLE X.

                                  MISCELLANEOUS

         10.1. RESPONSIBILITY FOR DISTRIBUTIONS AND WITHHOLDING OF TAXES. The Committee will furnish to the Company information concerning the amount and form of distribution to any Participant entitled to a distribution so that the Company may make or cause any rabbi trust established to make the distribution required. The Company[?] will also calculate the deductions from the amount of the benefit paid under this Plan for any taxes required to be withheld by federal, state or local government and will cause them to be withheld.

         10.2. LIMITATION OF RIGHTS. Nothing in this Plan will be construed:

                  (a) to give a Participant any right with respect to any benefit except in accordance with the terms of this Plan;

                  (b) to limit in any way the right of the Company to terminate a Participant's employment with the Company at any time;

                  (c) to evidence any agreement or understanding, expressed or implied, that the Company will employ a Participant in any particular position or for any particular remuneration; or

                  (d) to give a Participant or any other person claiming through him any interest or right under this Plan other than that of any unsecured general creditor of the Company.

         10.3. DISTRIBUTIONS TO INCOMPETENTS OR MINORS. If a Participant becomes incompetent or designates a Beneficiary who is a minor or incompetent, the Committee is authorized to pay the funds due to the parent of the minor or to the guardian of the minor or incompetent or to apply those funds for the benefit of the minor or incompetent in any manner the Committee determines in its sole discretion. The application of those funds under this provision will relieve the Company of any further liability to the Participant or his Beneficiary to the extent of the application of those funds.

         10.4. NONALIENATION OF BENEFITS. No right or benefit provided in this Plan will be transferable by the Participant except, upon his death, to a named Beneficiary as provided in this Plan. No right or benefit under this Plan will be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same will be void. No right or benefit under this Plan will in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to the benefit. If any Participant or any Beneficiary becomes bankrupt or attempts to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under this Plan, that right or benefit will, in the sole discretion of the Committee, cease. In that event, the Committee may have the Company hold or apply the right or benefit or any part of it to the benefit of the Participant or Beneficiary, his or her spouse, children or other dependents or any of them in any manner and in any proportion the Committee believes to be proper in its sole and absolute discretion, but is not required to do so.

         10.5. RELIANCE UPON INFORMATION. The Committee will not be liable for any decision or action taken in good faith in connection with the administration of this Plan. Without limiting the generality of the foregoing, any decision or action taken by the Committee when it relies upon information supplied it by any officer of the Company, the Company's legal counsel, the Company's actuary, the Company's independent accountants or other advisors in connection with the administration of this Plan will be deemed to have been taken in good faith.

         10.6. SEVERABILITY. If any term, provision, covenant or condition of this Plan is held to be invalid, void or otherwise unenforceable, the rest of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated.

         10.7. SURVIVAL OF TERMS. The provisions of this Plan will bind the successors of the Company.

         10.8. NOTICE. Any notice or filing required or permitted to be given to the Committee or a Participant will be sufficient if in writing and hand delivered or sent by U.S. mail to the principal office of the Company or to the residential mailing address of the Participant. Notice will be deemed to be given as of the date of hand delivery or if delivery is by mail, as of the date shown on the postmark.

         10.9. GENDER AND NUMBER. If the context requires it, words of one gender when used in this Plan will include the other genders, and words used in the singular or plural will include the other.

         10.10. GOVERNING LAW. The Plan will be construed, administered and governed in all respects by the laws of the State of Texas.

         IN WITNESS WHEREOF, the Company has executed this amended and restated Plan document as of this 23rd day of November, 1998, effective as of January 1, 1998.


                               SERVICE CORPORATION INTERNATIONAL



                                 By:  /s/ Jack L. Stoner
                                    -------------------------------------------
                                 Printed Name:   Jack L. Stoner
                                              ---------------------------------